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                                                              Execution Copy

                             WAIVER TO GUARANTY


            WAIVER TO GUARANTY, dated as of April 13, 1994 ("Waiver") between NATIONAL MEDICAL ENTERPRISES, INC. (the "Guarantor"), and MP FUNDING CORPORATION (the "Lender").

                            W I T N E S S E T H:

            WHEREAS, the Guarantor has provided the Lender with a certain Second Amended and Restated Guaranty dated as of January 25, 1990 as amended by Amendment No. 1 dated as of November 2, 1993 (the "Guaranty"), and
            WHEREAS, the Guarantor has requested that the Lender waive certain provisions of the Guaranty; and
            WHEREAS, Lender is willing to grant such waiver on the terms and subject to the conditions set forth herein;
            NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor and the Lender hereby agree as follows:
            1. All capitalized terms used but not defined in this Waiver shall have the meanings given to those terms in the Guaranty.
            2. The Lender hereby waives compliance, on and after the date hereof, by the Guarantor with Sections 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 6.7, 6.8, 6.9, 6.12, 6.13, 6.14 and 6.15 so long as (a) the Standby Letter of Credit (as defined in the Loan Agreement) shall not cease for any reason to be in full force and effect or the validity or enforceability thereof, or right of the Agent to make draws thereunder, shall be contested by any Person or governmental entity or any Person obligated under the Standby Letter of Credit shall deny it has any liability or obligation thereunder and (b) no Event of Default (as defined in the Loan Agreement) which has not been waived has occurred and is continuing under the Loan Agreement.
            3. This Waiver shall become effective upon: (a) execution and delivery by the Guarantor and the Lender of this Waiver, (b) the effectiveness of Amendment No. 2 to the Credit Agreement, dated as of the date hereof, and (c)
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the effectiveness of the Waiver and Amendment No. 2 to the Loan Agreement
dated as of the date hereof.
            4. The Guarantor hereby consents to and acknowledges receipt of the amendments to the Credit Agreement and the Loan Agreement referred to in paragraph 3 hereof and confirms that the Guaranty remains in full force and effect.
            5. The Guarantor hereby represents and warrants that, except as set forth on Annex I hereto, each of the representations and warranties made under Section 4 of the Guaranty are Accurate and Complete with the same force and effect as though made on and as of the date of this Waiver, except to the extent that such representations and warranties expressly relate to an earlier date, in which case, such representations and warranties were Accurate and Complete on and as of such earlier date.
            6. The Guarantor hereby represents and warrants that as of the date of this Waiver, no Event of Default or Potential Default which has not been waived, has occurred and is continuing or would result from the consummation of the transactions contemplated by this Waiver.
            7. Except as expressly modified and amended hereby, the Guaranty remains unchanged and in full force and effect in all respects.
            8. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
            9. This Waiver may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Waiver.
            IN WITNESS WHEREOF, each of the parties hereto has caused this Waiver to be executed by their officers thereunto duly authorized as of the date first above written.

                                    NATIONAL MEDICAL ENTERPRISES, INC.
                                    By:
                                        Name:   /s/ Terence P. McMullen
                                        Title:       Vice President


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                                    MP FUNDING CORPORATION

                                    By:         Theresa Miles
                                        Name:   Theresa Miles
                                        Title: ______________________





CONSENTED TO:

Credit Suisse, as Collateral Agent

By:   /s/  Stephen M. Flynn
   Name:   Stephen M. Flynn
   Title:  Member of Senior Managment

By:   /s/  Marilou Palenzuela
   Name:   Marilou Palenzuela
   Title:  Member of Senior Managment

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                                   ANNEX I

                             WAIVER TO GUARANTY



            1. The representation set forth in Section 4(b) is given only for the period since February 28, 1994.

            2. The representation set forth in Section 4(h) is qualified to include the Liens under the Pledge Agreement executed by the Guarantor in connection with that certain Credit Agreement dated as of April 13, 1994 among the Guarantor, the banks parties and Morgan Guaranty Trust Company of New York, as Issuing Bank and Agent.

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